Exhibit 4.1

TARGACEPT, INC.,

as Issuer,

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,

Trustee

Indenture

Dated as of August 19, 2015

Providing for the Issuance

Of

Redeemable Convertible Notes due 2018

i

INDENTURE, dated as of August 19, 2015, by and among TARGACEPT, INC., a Delaware corporation (hereinafter called the “Company”), having its principal office at 100 North Main Street, Suite 1510, Winston-Salem, North Carolina 27101, and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, a New York limited liability trust company, as Trustee (hereinafter called the “Trustee”), having its Corporate Trust Office at 6201 15th Avenue, Brooklyn, NY 11219.

RECITALS OF THE COMPANY

WHEREAS, the Company, in partial satisfaction of the dividend (the “Dividend”) declared by the Company payable to holders of the shares of the Company’s common stock, par value $0.0001 per share, as of the Dividend Record Date, shall issue to the Record Holders Redeemable Convertible Notes due 2018 (hereinafter called the “Securities”) evidencing the Company’s indebtedness, which may be convertible, in a minimum amount of $50,000 per conversion (or such Holder’s (as defined herein) entire principal amount of Securities held, if less), into shares of Common Stock (as defined herein) or redeemed for cash at any time, and has duly authorized the execution and delivery of this Indenture (as defined herein) to provide for the issuance of the Securities at the time of the execution of this Indenture, to mature at such time and to have such other provisions as shall be fixed as hereinafter provided;

WHEREAS, contemporaneously with the payment of the Dividend, the Company shall fund, in cash, the principal amount of the Securities (the “Escrow Funds”) into a segregated account to be held by the Escrow Agent (as defined herein);

WHEREAS, following the payment of the Dividend and the funding by the Company of the Escrow Funds, TALOS MERGER SUB, INC., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”) shall be merged (the “Merger”) with and into CATALYST BIOSCIENCES, INC., a Delaware corporation (“CBI”), with CBI surviving the Merger as a wholly-owned subsidiary of the Company, in accordance with that certain Agreement and Plan of Merger, dated as of March 5, 2015 by and among the Company, Merger Sub and CBI;

WHEREAS, this Indenture is subject to the provisions of the Trust Indenture Act (as defined herein), that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions; and

WHEREAS, all things necessary to make this Indenture a valid and legally binding agreement of the Company, in accordance with its terms, have been done;

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the receipt of the Securities by the Holders (as defined herein) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01 Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article One have the meanings assigned to them in this Article One, and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America; and

(4) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

“Act,” when used with respect to any Holder of a Security, has the meaning specified in Section 1.04.

“Agent Members” means members of, or participants in, the Depositary.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authenticating Agent” means any authenticating agent appointed by the Trustee pursuant to Section 5.11 to act on behalf of the Trustee to authenticate Securities.

“Bankruptcy Law” means Title 11 of the U.S. Code or any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or analogous foreign law for the relief of debtors.

“Beneficial Owner” means any Person who is considered a beneficial owner of a security in accordance with Rule 13d-3 under the Exchange Act.

“Board of Directors” means the board of directors of the Company or any committee thereof duly authorized to act hereunder.

“Board Resolution” means a copy of one or more resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

“Capital Stock” means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by the Company.

“Close of Business” means 5:00 p.m., Eastern Time, on any Business Day.

“Closing Price” means, in the case of the Common Stock, the average of the price per share of the final trade of the Common Stock on the applicable Trading Day on the Principal Securities Exchanges, such average to be weighted based on the percentage of trading activity conducted on such Trading Day on each of the Principal Securities Exchanges and, in the case of other securities, the price per unit of the final trade of such security on the applicable Trading Day on the principal national securities exchange on which such security is listed or admitted to trading.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the shares of the class designated as common stock of the Company at the date of this Indenture as such stock may be reconstituted from time to time. Subject to the provisions of Section 10.03, shares issuable upon conversion of Securities shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of Securities shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

“Company” has the meaning specified in the first paragraph of this Indenture.

“Company Request” and “Company Order” mean, respectively, a written request or order, as the case may be, signed in the name of the Company by any one of its Chairman of the Board of Directors, its Chief Executive Officer, its President, its Chief Financial Officer or a Vice President and by any one of its Secretary or its Controller, and delivered to the Trustee.

“Conversion Agent” means the office or agency appointed by the Company where Securities may be presented for conversion. The Conversion Agent appointed by the Company shall initially be the Trustee.

“Conversion Date” has the meaning specified in Section 10.01.

“Conversion Rate” means a stated price to be computed as the quotient of 1 and $1.313, subject to adjustment as set forth in Section 10.02.

“Corporate Trust Office” means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at 6201 15th Avenue, Brooklyn, NY 11219.

“Corporation” includes corporations, limited liability companies, associations, companies and business trusts.

“Current Market Price” means the average Closing Price for the 10 consecutive Business Days immediately preceding, but not including, the date as of which the Current Market Price is to be determined.

“CUSIP” has the meaning specified in Section 3.10.

“Custodian” means any custodian, receiver, trustee, assignee, liquidator, sequestrator or other similar official under any Bankruptcy Law.

“Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.

“Definitive Securities” means any certificated Securities that are not Global Securities.

“Depositary” means the Person designated, which shall originally be the Depository Trust Company or any nominee thereof, as depositary of the Global Securities by the Company until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Depositary” shall mean the Person who is then depositary for the Global Securities.

“Distributed Property” has the meaning specified in Section 10.02.

“Dividend Record Date” means August 14, 2015.

“Dollar” or “$” means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

“Event of Default” has the meaning specified in Section 4.01.

“Escrow Agent” means that certain Escrow Agent appointed by the Company pursuant to the Escrow Agreement. The Escrow Agent appointed by the company shall initially be Delaware Trust Company.

“Escrow Agreement” means the Escrow Agreement, dated as of the date hereof, between the Company, the Escrow Agent and the Trustee, as such agreement may be amended, supplemented or modified from time to time in accordance with its terms.

“Escrow Funds” has the meaning specified in the Recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Date” has the meaning specified in Section 10.02.

“Global Securities” means the certificated Securities in global form, registered in the name of the Depositary.

“Holder” means the Person in whose name a Security is registered in the Security Register.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

“Issuance Date” means August 19, 2015.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind with respect to such asset.

“Notice of Default” has the meaning specified in Section 5.01.

“Officers’ Certificate” means a certificate signed by any of the Company’s Chairman of the Board of Directors, its Chief Executive Officer, its President, its Chief Financial Officer or a Vice President and by any one of its Secretary or its Controller, and delivered to the Trustee.

“Open of Business” means 9:00 a.m., Eastern Time, on any Business Day. “Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company or who may be an employee of or other counsel for the Company, and who shall be reasonably acceptable to the Trustee.

“Outstanding”, when used with respect to the Securities, means, as of the date of determination, all Securities, theretofore authenticated and delivered under this Indenture, except:

(i) Securities theretofore cancelled by the Trustee or the Security Registrar or delivered to, or accepted by, the Trustee or the Security Registrar for cancellation;

(ii) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture;

(iii) Securities converted into shares of Common Stock as contemplated herein; and

(iv) Securities redeemed for cash as contemplated herein;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be fully protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

“Paying Agent” means any Person authorized by the Company to pay the principal on the Securities on behalf of the Company. The Paying Agent appointed by the Company shall initially be the Trustee.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity.

“Place of Payment” means the place or places where the principal of any Securities are payable or where the Securities are convertible into shares of Common Stock, and the initial Place of Payment shall be the Corporate Trust Office.

“Principal Securities Exchanges” means the principal national securities exchange in the United States on which the Common Stock is listed or admitted to trading, it being understood that as of the date hereof the Principal Securities Exchanges are the Nasdaq Global Market and the New York Stock Exchange; provided, that in the event the Common Stock is only listed or admitted to trading on one Principal Securities Exchange such exchange shall be the sole Principal Securities Exchange.

“Property” has the meaning specified in Section 9.08.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

“Redemption Agent” means the office or agency appointed by the Company where Securities may be presented for redemption. The Redemption Agent appointed by the Company shall initially be the Trustee.

“Redemption Date” shall mean the fifth Business Days after the receipt of a redemption notice by the Trustee.

“Reference Property” has the meaning specified in Section 10.03.

“Registered Security” means any Security which is registered in the Security Register.

“Reorganization Event” has the meaning specified in Section 10.03.

“Responsible Officer” means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters and who shall have direct responsibility for the administration of this Indenture.

“Securities Custodian” means the custodian with respect to the Global Securities (as appointed by the Depositary), or any successor Person thereto and shall initially be the Trustee.

“Security” or “Securities” has the meaning specified in the Recitals and, more particularly, means any Security or Securities authenticated and delivered under this Indenture.

“Security Register” has the meaning specified in Section 3.05.

“Security Registrar” has the meaning specified in Section 3.05.

“Significant Subsidiary” means (1) CBI or (2) any Subsidiary that would be a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act of 1933, as amended, as such regulation is in effect on the date hereof.

“Spin-Off” has the meaning specified in Section 10.02.

“Stated Maturity Date” means February 19, 2018, which is the date that all principal on all Outstanding Securities is due and payable.

“Subsidiary” means any Person a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company. For the purposes of this definition, “voting stock” means stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

“Trading Day” means any Business Day on which the Common Stock is traded, or able to be traded, on any of the Principal Securities Exchanges on which the Common Stock is listed or admitted to trading.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed, except as provided in Section 8.05.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder.

“United States” means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

Section 1.02 Compliance Certificates and Opinions.

(1) Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 9.04) shall include:

(a) a statement that each individual signing such certificate has read such condition or covenant and the definitions herein relating thereto;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

(c) a statement that he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such condition or covenant has been complied with; and

(d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

(2) In the absence of bad faith or willful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates to determine whether or not they conform on their face to the requirements of this Indenture, but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein.

Section 1.03 Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by any specified Person, it is not necessary that all such matters be certified by only one such Person, or that they be so certified or covered by only one document.

Any certificate of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information as to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations as to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04 Acts of Holders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section 1.04.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems reasonably sufficient.

(c) The ownership of Securities shall be proved by the Security Register.

(d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Section 316(c) of the Trust Indenture Act, such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

(e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Escrow Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 1.05 Notices, Etc., to Trustee and the Company.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture shall be in writing and shall be deemed to have been duly given (a) on the date of delivery, if delivered personally or by facsimile, upon confirmation of receipt, (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier services or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice to the other party:

(1) if to the Trustee, addressed to it at American Stock Transfer & Trust Company, LLC, Administrative Support, 6201 15th Avenue, Brooklyn, NY 11219, Attn: Reorganization Department, facsimile at (718) 331-1852, or at any other address previously furnished in writing to the Holders and the Company in accordance with this Section 1.05; or

(2) if to the Company, addressed to it at Targacept, Inc., 100 North Main Street, Suite 1510, Winston-Salem, NC 27101 Attn: Dr. Stephen A. Hill, facsimile at (336) 480-2103, or at any other address previously furnished in writing to the Trustee and the Holders by the Company in accordance with this Section 1.05.

Section 1.06 Notice to Holders; Waiver.

Where this Indenture provides for notice of any event to Holders of Registered Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his, her or its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities given as provided herein. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Registered Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language.

Notwithstanding any other provision of this Indenture or any Security, whenever notice is required to be given to a holder of a Global Security, such notice shall be sufficiently given if given to the Depositary for such Global Security (or its designee), pursuant to customary procedures of such Depositary.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.07 Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.08 Successors and Assigns.

All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.09 Separability Clause.

In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.10 Benefits of Indenture.

Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent, any Conversion Agent, any Redemption Agent and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.11 No Security Interests Created

Except as provided in the Escrow Agreement, nothing in this Indenture or the Securities, expressed or implied, shall be construed to create a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction.

Section 1.12 Governing Law.

This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

Section 1.13 Legal Holidays.

In any case where the Stated Maturity Date or any Conversion Date shall not be a Business Day, then, payment of principal, or the provision of any shares of Common Stock need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Stated Maturity Date or such Conversion Date.

Section 1.14 Submission to Jurisdiction.

The Company hereby irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in The City of New York in any action or proceeding arising out of or relating to the Indenture and the Securities, and the Company hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Company hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Any action or proceeding brought by or on behalf of any Holder arising out of or relating to the Indenture and the Securities shall be brought exclusively in New York state or federal court sitting in The City of New York.

Section 1.15 Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 1.16 Counterparts.

This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

ARTICLE II

SECURITIES FORMS

Section 2.01 Form and Dating.

The Securities shall be issued initially as one or more Global Securities and/or Definitive Securities in the form set forth on Exhibit A and Exhibit B, respectively, both of which are part of this Indenture and incorporated by reference herein. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage; provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company. The Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.

Section 2.02 Form of Trustee’s Certificate of Authentication.

Subject to Section 5.11, the Trustee’s certificate of authentication shall be in substantially the following form:

This is one of the Securities referred to in the within-mentioned Indenture.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, Trustee

By:
Authorized Officer

Section 2.03 Global Security in General.

Each Global Security shall represent such number of the Outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect any exchanges, surrenders, conversions, transfers or cancellations.

Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of Outstanding Securities represented thereby shall be made by the Trustee and shall be made on the records of the Trustee and the Depositary.

Section 2.04 Legends.

The Company shall execute and the Trustee shall, in accordance with this Section 2.04, authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary’s instructions and (c) shall bear legends substantially to the following effect:

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO TARGACEPT, INC. (THE “COMPANY”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE

OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.”

Section 2.05 Definitive Securities.

Securities not issued as interests in the Global Securities will be issued in certificated definitive form substantially in the form of Exhibit B attached hereto.

ARTICLE III

THE SECURITIES

Section 3.01 Title; Amount and General Information.

(1) The Securities shall be known and designated as the “Redeemable Convertible Notes”;

(2) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $37 million (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.04, 3.05, 3.06, 8.06, and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

(3) The principal of any Outstanding Securities shall be due on the Stated Maturity Date;

(4) The Securities shall not bear interest;

(5) All principal of Securities shall be payable, all shares of Common Stock provided upon conversion, all Definitive Securities may be surrendered for registration of transfer, exchange or conversion, as applicable, and all notices or demands to or upon the Company in respect of the Securities and this Indenture may be served at the Corporate Trust Office in the City of New York or any other Place of Payment designated by the Company after the provision of notice of such designation by the Company to the Trustee and the Holders; and

(6) The Trustee shall be the initial Paying Agent, Security Registrar, Conversion Agent, Redemption Agent and Securities Custodian.

Section 3.02 Denominations.

The Securities initially shall be issuable in denominations of $1.00 and any multiple thereof.

Section 3.03 Execution, Authentication, Delivery and Dating.

The Securities shall be executed on behalf of the Company by any one of its Chairman of the Board of Directors, its Chief Executive Officer, its President, its Chief Financial Officer or a Vice President and by one of its Secretary or its Controller, under its corporate seal reproduced thereon, and attested by its Secretary. The signature of such officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

The Trustee shall authenticate and deliver Securities for original issue in an aggregate principal amount of up to $37 million upon a Company Order without any further action by the Company. The aggregate principal amount of Securities outstanding at any time may not exceed the amount set forth in the foregoing sentence.

Each Registered Security shall be dated the date of its authentication as contemplated by Section 3.01.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee or an Authenticating Agent by signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 3.04 Temporary Securities.

Pending the preparation of any Global or Definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Global or Definitive Securities in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

If temporary Securities are issued, the Company will cause Definitive Securities to be prepared without unreasonable delay. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Securities at the Corporate Trust Office, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount and like tenor of Definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities.

Section 3.05 Registration, Transfer and Exchange.

The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Company in a Place of Payment a register for the Securities (the registers maintained in such office or in any such office or agency of the Company in a Place of Payment being herein sometimes referred to collectively as the “Security Register”) in which, subject to such reasonable instructions as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby initially appointed “Security Registrar” for the purpose of registering Registered Securities and transfers of Registered Securities on such Security Register as herein provided and for facilitating exchanges of temporary Global Securities for permanent Global Securities or Definitive Securities, or both, or of permanent Global Securities for Definitive Securities, or both, as herein provided. In the event that the Trustee shall cease to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

Upon surrender for registration of transfer of any Registered Security at any office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding and containing identical terms and provisions.

At the option of the Holder, Registered Securities may be exchanged for other Registered Securities, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at any such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

Notwithstanding the foregoing, any permanent Global Security shall be exchangeable only as provided in this paragraph. If any beneficial owner of an interest in a permanent Global Security is entitled to exchange such interest for Securities of like tenor and principal amount of another authorized form and denomination, provided that any applicable notice provided in the permanent Global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall deliver to the Trustee Definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner’s interest in such permanent Global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent Global Security shall be surrendered by the Depositary or such other depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company’s agent for such purpose, or to the Security Registrar, to be exchanged, in whole or from time to time in part, for Definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations and of like tenor as the portion of such permanent Global Security to be exchanged which shall be in the form of Registered Securities as shall be specified by the beneficial owner thereof.

All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney or any transfer agent duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04 or 8.06 not involving any transfer.

Section 3.06 Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security is surrendered to the Trustee or the Company, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them or any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then the Company shall, subject to the following paragraph, execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

Upon the issuance of any new Security under this Section 3.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security issued pursuant to this Section 3.06 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

The provisions of this Section 3.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.07 Persons Deemed Owners.

Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of such Registered Security and for all other purposes whatsoever, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Notwithstanding the foregoing, with respect to any Global Security, whether permanent or temporary, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security.

Section 3.08 Book-Entry Provisions for the Global Securities.

(1) Any Global Securities shall initially:

(a) be registered in the name of the Depositary;

(b) be delivered to the Trustee as the Securities Custodian for the Depositary; and

(c) bear the legend set forth in Section 2.04.

(2) Agent Members shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing contained herein shall prevent the Company, the Trustee or any agent of the Company or Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and the Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

(3) The Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

(4) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary (or a nominee thereof), and no such transfer to any such other Person may be registered. Beneficial interests in a Global Security may be transferred in accordance with the rules and procedures of the Depositary.

(5) If at any time:

(a) the Depositary notifies the Company in writing that it is unwilling or unable to continue to act as Depositary for the Global Securities and a successor Depositary for the Global Securities is not appointed by the Company within 90 days of such notice;

(b) the Depositary ceases to be registered as a “clearing agency” under the Exchange Act and a successor depositary for the Global Securities is not appointed by the Company within 90 days of such cessation;

(c) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Definitive Securities under this Indenture in exchange for all or any part of the Securities represented by a Global Security or Global Securities, subject to the procedures of the Depositary; or

(d) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary for the issuance of Definitive Securities in exchange for such Global Security or Global Securities;

the Depositary shall surrender such Global Security or Global Securities to the Trustee for cancellation and the Company shall execute, and the Trustee, upon receipt of an Officers’ Certificate and Company Order for the authentication and delivery of Securities, shall authenticate and deliver in exchange for such Global Security or Global Securities, Definitive Securities in an aggregate principal amount equal to the aggregate principal amount of such

Global Security or Global Securities. Such certificated Securities shall be registered in such names as the Depositary shall identify in writing as the beneficial owners of the Securities represented by such Global Security or Global Securities (or any nominee thereof).

(6) Notwithstanding the foregoing, in connection with any transfer of beneficial interests in a Global Security to the beneficial owners thereof pursuant to subsection (5) of this Section 3.08, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interests in such Global Security to be transferred.

Section 3.09 Cancellation.

(1) All Securities surrendered for payment, registration of transfer or exchange or conversion, if surrendered to any Person other than the Trustee, shall be delivered to the Trustee, and any such Securities surrendered directly to the Trustee for any such purpose shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.09, except as expressly permitted by this Indenture. Cancelled Securities held by the Trustee shall be destroyed by the Trustee in accordance with its customary procedures, unless by a Company Order the Company directs the Trustee to deliver a certificate of such destruction to the Company or to return them to the Company.

(2) At such time as all beneficial interests in a Global Security have either been exchanged for other Securities, surrendered for payment, converted, transferred or canceled, such Global Security shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for other Securities, surrendered for payment, converted, transferred or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) or other Securities Custodian with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

Section 3.10 CUSIP Numbers.

The Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the Securities is 87611R AA6. No notice or exchange shall be affected by any defect in or omission of such CUSIP number, and the Company shall notify the Trustee in writing as promptly as practicable of any change in the CUSIP number.

Section 3.11 Withholding.

(1) The Company (through the Paying Agent or otherwise) shall be entitled to reduce or otherwise set-off against any payments made or deemed made by the Company to Holders in respect of the provision of shares of Common Stock for any amounts the Company believes it is required to withhold by law. For the avoidance of doubt, if the Company pays any withholding taxes on behalf of Holders as a result of an adjustment to the Conversion Rate of the Securities, the Company may, at its option, set-off such payments against payments of cash and Common Stock in respect of the Securities. Any amounts withheld pursuant to this Section 3.11 shall be paid over by the Company (through the Paying Agent or otherwise) to the appropriate taxing authority.

(2) Prior to or upon the occurrence of any event that results in an actual or deemed payment by the Company to Holders in respect of the Securities, the Company (through the Trustee, Paying Agent, Withholding Agent, or otherwise) may request a Holder to furnish any appropriate documentation that may be required in order to determine the Company’s withholding obligations under applicable law (including a United States Internal Revenue Service Form W-9, Form W-8BEN, Form W-8ECI, or any certifications prepared by the Company or on its behalf in order to enable the Company to attempt to comply with its potential withholding obligations under any tax laws). Upon the receipt of any such documentation, or in the event no such documentation is provided, the Company (through the Trustee, Paying Agent or otherwise) will withhold pursuant to this Section 3.11 to the extent required by applicable law.

ARTICLE IV

REMEDIES

Section 4.01 Events of Default.

“Event of Default” means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) default in the payment of the principal of any Security when due and payable at the Stated Maturity Date;

(2) failure by the Company to deliver shares of Common Stock required to be delivered upon conversion of a Security in accordance with Article Ten within 5 Business Days after the applicable Conversion Date;

(3) failure by the Company to deliver cash payment required to be delivered upon redemption of a Security in accordance with Article Eleven within 5 Business Days after the applicable Redemption Date;

(4) the Escrow Agreement ceases to be in full force and effect or enforceable prior to its expiration in accordance with its terms;

(5) the Company or any Significant Subsidiary:

(a) commences a voluntary case or proceeding under any Bankruptcy Law;

(b) consents to the commencement of any bankruptcy or insolvency case or proceeding against it, or files a petition or answer or consent seeking reorganization or relief against it;

(c) consents to the entry of a decree or order for relief against it in an involuntary case or proceeding;

(d) consents to the filing of such petition or to the appointment of or taking possession by a Custodian of the Company or for all or substantially all of its property; or

(e) makes an assignment for the benefit of creditors, or admits in writing of its inability to pay its debts generally as they become due or takes any corporate action in furtherance of any such action; or

(6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(a) is for relief against the Company or any Significant Subsidiary in an involuntary case or proceeding;

(b) adjudges the Company or any Significant Subsidiary bankrupt or insolvent, or approves as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company;

(c) appoints a Custodian of the Company or any Subsidiary or for all or substantially all of the Company’s or any Significant Subsidiary’s property; or

(d) orders the winding up or liquidation of the Company or any Significant Subsidiary;

and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days.

Section 4.02 Acceleration of Maturity.

If an Event of Default (other than an Event of Default specified in Section 4.01(5) or Section 4.01(6) with respect to the Company) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 51% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. If an Event of Default specified in Section 4.01(5) or Section 4.01(6) with respect to the Company occurs, the principal of all of the Securities shall become immediately due and payable without any declaration or other Act of the Holders or any act on the part of the Trustee.

This Section 4.02, however, is subject to the conditions that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee (from the Escrow Account or otherwise) a sum sufficient to pay, the principal of any and all Securities that shall have become due and the amounts due to the Trustee pursuant to Section 5.05, and if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) any and all Events of Defaults under this Indenture with respect to such Securities, other than the nonpayment of principal of such Securities that shall have become due solely by such acceleration or failure to deliver amounts due upon conversion, shall have been cured or waived pursuant to Section 4.13, then and in every such case the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and to the Trustee, may waive all Defaults or Events of Default with respect to the Securities and rescind and annul such declaration and its consequences and such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or Event of Default, or shall impair any right consequent thereon. The Company shall notify the Trustee in writing, promptly upon becoming aware thereof, of any Event of Default by delivering to the Trustee a statement specifying such Event of Default and any action the Company has taken, is taking or proposes to take with respect thereto. No rescission or annulment referred to above shall affect any subsequent Default or impair any right consequent thereon.

Section 4.03 Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if default is made in the payment of the principal of any Security after the Stated Maturity Date, then the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders, the whole amount then due and payable on such Securities for principal, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

If an Event of Default with respect to the Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 4.04 Trustee May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company or the property of the Company or its creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(i) to file and prove a claim for the whole amount of principal owing in respect of the Securities and to file such other papers or documents (and take such other actions, including serving on a committee of creditors) as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

(ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 5.05.

Subject to Article Seven and Section 8.02, nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 4.05 Trustee May Enforce Claims Without Possession of Securities.

All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 4.06 Application of Money Collected.

Any money collected by the Trustee pursuant to this Article Four shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal upon presentation of the Securities, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 5.05;

SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities; and

THIRD: To the payment of the remainder, if any, to the Company or any other Person or Persons entitled thereto.

Section 4.07 Limitation on Suits.

No Holder shall have any right to pursue any remedy, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

(2) the Holders of not less than 51% in principal amount of the Outstanding Securities shall have made written request to the Trustee to pursue any remedy;

(3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such written request;

(4) the Trustee for 60 days after its receipt of such notice, written request and offer of indemnity has failed to comply with such written request; and

(5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

Section 4.08 Unconditional Right of Holders to Receive Payment, to Redeem and to Convert.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of such Security on the Stated Maturity Date expressed in such Security, to redeem such Security in accordance with Article 11, and to convert such Security in accordance with Article Ten, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 4.09 Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 4.10 Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 4.11 Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Four or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 4.12 Control by Holders of Securities.

The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities, provided that:

(1) such direction shall not be in conflict with any rule of law or with this Indenture;

(2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

(3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting.

Section 4.13 Waiver of Past Defaults.

Subject to Section 4.02, the Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder with respect to the Securities and its consequences, except a default:

(1) in the payment of the principal of any Security;

(2) in respect of the right to convert any Security in accordance with Article Ten; or

(3) in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 4.14 Waiver of Stay or Extension Laws.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.15 Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or in any suit for the enforcement of the right to convert any Security in accordance with Article Ten.

ARTICLE V

THE TRUSTEE

Section 5.01 Duties of Trustee and Notice of Defaults.

Subject to the provisions of Sections 315(a) through 315(d) of the Trust Indenture Act:

(1) If a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs;

(2) Except during the continuance of a Default or an Event of Default, the Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee;

(3) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(a) this subsection (3) does not limit the effect of subsection (2) of Section 1.02 or subsection (2) of this Section 5.01;

(b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(c) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith, in accordance with a direction of the Holders of a majority in principal amount of Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power confirmed upon the Trustee under this Indenture;

(4) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

(5) The Trustee shall not be liable for interest on any money or assets received by it or held by it in trust except as the Trustee may agree in writing with the Company. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law.

Within 30 days after the occurrence of any Default hereunder with respect to the Securities, the Trustee shall transmit in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of such Default hereunder known to the Trustee (a “Notice of Default”), unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of any Security on the Stated Maturity Date, the Trustee shall be protected in withholding such Notice of Default if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

Section 5.02 Certain Rights of Trustee.

Subject to Section 5.01 and the provisions of Sections 315(a) through 315(d) of the Trust Indenture Act:

(1) The Trustee may conclusively rely on, and shall be fully protected in acting or refraining from acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(2) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.03 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(3) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon a Board Resolution, an Opinion of Counsel or an Officers’ Certificate;

(4) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(5) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(6) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled upon reasonable notice and at reasonable times during normal business hours to examine the books, records and premises of the Company, personally or by agent or attorney;

(7) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(8) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is sent to the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

(9) The rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder;

(10) The permissive rights of the Trustee enumerated herein shall not be construed as duties; and

(11) The Trustee may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 5.03 Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Securities, except the Trustee’s certificate of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof, and neither the Trustee nor any Authenticating Agent shall be responsible for any statement of the Company in any document issued in connection with the sale of the Securities.

Section 5.04 May Hold Securities.

The Trustee, any Paying Agent, Security Registrar, Authenticating Agent, Conversion Agent, Redemption Agent or any other agent of the Company, in its individual or any other capacity, may become the owner of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent, Conversion Agent, Redemption Agent or such other agent.

Section 5.05 Compensation and Reimbursement and Indemnification of Trustee.

The Company agrees:

(1) To pay to the Trustee or any predecessor Trustee from time to time such reasonable compensation for all services rendered by it hereunder as has been agreed upon from time to time in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2) Except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable and documented expenses, disbursements and advances incurred or made by the Trustee or any predecessor Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct; and

(3) To indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on its own part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including the reasonable compensation and the expenses and disbursements of its agents and counsel) of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

As security for the performance of the obligations of the Company under this Section 5.05, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of particular Securities.

When the Trustee incurs expenses or renders services after an Event of Default specified in Section 4.01 occurs, the expenses and compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

The provisions of this Section 5.05 shall survive the resignation or removal of the Trustee and the satisfaction, termination or discharge of this Indenture.

Section 5.06 Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act and shall have a combined capital and surplus of at least $10 million. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of any Federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 5.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 5.06, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Five.

Section 5.07 Disqualification; Conflicting Interests.

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 5.08 Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Five shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 5.09 and any and all amounts then due and owing to the Trustee hereunder have been paid in full.

(b) The Trustee may resign at any time by giving written notice thereof to the Company.

(c) The Trustee may be removed at any time by (i) the Company, by an Officers’ Certificate delivered to the Trustee, provided that contemporaneously therewith (x) the Company immediately appoints a successor Trustee meeting the requirements of Section 5.06 hereof and (y) the terms of Section 5.09 hereof are complied with in respect of such appointment (the Trustee being removed hereby agreeing to execute the instrument contemplated by Section 5.09(b) hereof, if applicable, under such circumstances) and provided further that no Default shall have occurred and then be continuing at such time, or (ii) Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Trustee and to the Company.

(d) If at any time:

1.	the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act after written request therefore by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months;

2.	the Trustee shall cease to be eligible under Section 5.06 and shall fail to resign after written request therefore by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

3.	the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e) If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of a notice of resignation or the delivery of an Act of removal, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(f) If the Trustee shall resign, be removed or become incapable of acting for any cause, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee. If no successor Trustee shall have been so appointed by the Company and accepted appointment in the manner hereinafter provided within 90 days, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(g) All retiring Trustees must provide the Successor Trustee with all applicable books and records relating to the performance of the role of Trustee.

(h) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee in the manner provided for notices to the Holders in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 5.09 Acceptance of Appointment by Successor.

(a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, however, that on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 5.05.

(b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section 5.09, as the case may be.

(c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Five.

Section 5.10 Merger, Conversion, Consolidation or Succession to Business.

Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or entity shall be otherwise qualified and eligible under this Article Five, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 5.11 Appointment of Authenticating Agent.

At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents acceptable to the Company which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue or upon exchange, registration of transfer or partial redemption or partial conversion thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any state or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $10 million and subject to supervision or examination by Federal or state authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 5.11, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 5.11, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 5.11.

Any corporation or other entity into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation or entity shall be otherwise eligible under this Section 5.11, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of an

Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 5.11, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall promptly give written notice of such appointment to all Holders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 5.11.

The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable and documented expenses for its services under this Section 5.11.

If an appointment is made pursuant to this Section 5.11, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee’s certificate of authentication, an alternate certificate of authentication substantially in the following form:

This is one of the Securities referred to in the within-mentioned Indenture.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, Trustee

By:
Authenticating Agent

By:
Authorized Officer

If all of the Securities may not be originally issued at one time, and the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section 5.11 an Authenticating Agent having an office in a Place of Payment designated by the Company with respect the Securities, provided that the terms and conditions of such appointment are acceptable to the Trustee.

ARTICLE VI

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 6.01 Disclosure of Names and Addresses of Holders.

In accordance with Section 312(a) of the Trust Indenture Act, the Company shall furnish or cause to be furnished to the Trustee:

(1) semi-annually a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of Holders as of the applicable date; and

(2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished.

Section 6.02 Preservation of Information; Communications to Holders.

The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

Every Holder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, the Trustee, any Paying Agent, the Conversion Agent, the Redemption Agent, the Escrow Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

Section 6.03 Reports by Trustee.

Within 60 days after May 15 of each year commencing with May 15, 2016, the Trustee, if so required under the Trust Indenture Act, shall transmit by mail to all Holders of Securities as provided in Section 313(c) of the Trust Indenture Act a brief report dated as of such May 15 which meets the requirements of Section 313(a) of the Trust Indenture Act.

A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee of the listing of the Securities on any stock exchange. The Trustee also will comply with Section 313(b)(2) of the Trust Indenture Act.

Section 6.04 Reports by Company.

The Company shall file with the Trustee within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and information, documents and other reports (or copies of such portions of the foregoing as the Commission may prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not required to file information, documents or reports pursuant to either of those sections, then the Company shall provide to the Trustee such reports as may be prescribed to be filed by the Company by the Commission at such time. To the extent the Company has filed such information with the Commission through the Commission’s Electronic Data Gathering, Analysis and Retrieval (commonly known as “EDGAR”) system, or any successor system employed by the Commission, the Company shall be deemed to have complied with this Section 6.04.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

Section 6.05 Preferential Collection of Claims Against Company.

The Trustee is subject to Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

ARTICLE VII

CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 7.01 Company May Consolidate, Etc., Only on Certain Terms.

The Company shall not consolidate with or merge with or into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

(1) the successor entity which shall be a Corporation organized and existing under the laws of any state of the United States of America or the District of Columbia, any country comprising the European Union, the United Kingdom or Japan shall expressly assume, by an indenture supplemental hereto executed by the successor Person and delivered to the Trustee, the due and punctual payment of the principal of all the Securities and the performance of every obligation in this Indenture and the Outstanding Securities on the part of the Company to be performed or observed and shall provide for conversion rights in accordance with the provisions of the Indenture and the Securities and if any such successor entity is not subject to the jurisdiction of any state of the United States of America or the District of Columbia, such entity submits to jurisdiction for all purposes with respect to the Securities and appoints an agent for service of process in the United States of America;

(2) immediately after giving effect to such transaction or series of transactions, no Event of Default or event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

(3) either the Company or the successor Person shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article Seven and that all conditions precedent herein provided for relating to such transaction have been complied with.

Notwithstanding the foregoing, the Company may consolidate with, or merge with or into, an Affiliate incorporated for the purpose of incorporating in another jurisdiction of the United States of America or any state thereof or the District of Columbia without complying with the requirement of paragraph (2) above.

Notwithstanding the foregoing, subject to compliance with Section 9.07 and the terms of the Escrow Agreement, the Company may convey, transfer or lease all or substantially all of its properties and assets as an entirety to any Subsidiary or Subsidiaries, in one transaction or a series of related transactions and the transfer by the Company, in a single transaction or series of transactions, of all or substantially all of its cash, cash equivalents and marketable securities of non-Affiliates for which the Company receives fair market value, as determined by its Board of Directors, will not constitute a sale of all or substantially all of the Company’s assets.

For purposes of this Section, the sale, lease, conveyance, assignment, transfer, or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries, which property and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

Section 7.02 Successor Person Substituted.

Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 7.01, the successor corporation formed by such consolidation or into which the Company is merged, or the successor Person to which such conveyance or transfer is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and in the event of any such conveyance or transfer, except in the case of a lease to another Person, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities.

ARTICLE VIII

SUPPLEMENTAL INDENTURES

Section 8.01 Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders of Securities, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

(1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

(2) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

(3) to add any additional Events of Default for the benefit of the Holders; provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other Defaults) or may provide for an immediate enforcement upon such Default or may limit the remedies available to the Trustee upon such Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities to which such additional Events of Default apply to waive such default;

(4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities; or

(5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders in any material respect.

Section 8.02 Supplemental Indentures with Consent of Holders.

With the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture which affects the Securities or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

(1) change the Stated Maturity Date of the Securities, reduce the principal amount of the Securities, reduce the amount thereof provable in bankruptcy pursuant to Section 4.04, change the currency of payment or Place of Payment where any Security or any principal of is payable, impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity Date thereof or adversely affect any right to convert any Security as may be provided herein;

(2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements for quorum or voting; or

(3) modify any of the provisions of Section 4.13 or this Section 8.02, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section 8.02, or the deletion of this proviso, in accordance with the requirements of Section 8.01(6).

It shall not be necessary for any Act of Holders under this Section 8.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

Section 8.03 Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Eight or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, in addition to the documents required by Section 1.02 of this Indenture, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 8.04 Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article Eight, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 8.05 Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article Eight shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 8.06 Reference in Securities to Supplemental Indentures.

Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Eight may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

ARTICLE IX

COVENANTS

Section 9.01 Payment of Principal.

The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of the Securities in accordance with the terms of the Securities and this Indenture.

Section 9.02 Maintenance of Office or Agency.

The Company shall maintain in each Place of Payment an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of the Securities or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as a Place of Payment the office or agency of the Corporate Trust Office, and initially appoints the Trustee at its Corporate Trust Office and as its agent to receive all such presentations, surrenders, notices and demands.

Section 9.03 Money for Securities Payments to Be Held in Escrow.

The Company will, on or before the Issuance Date, deposit with the Escrow Agent in accordance with the Escrow Agreement (a copy of which is attached as hereto as Exhibit C), a sum sufficient to pay the principal of the Securities, such sum of money to be held in escrow for the benefit of the Persons entitled to such principal of such Security.

Notwithstanding the preceding paragraph, any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal on any Security not converted in accordance with Article Ten hereof or not redeemed in accordance with Article Eleven hereof and remaining unclaimed for six months after the Stated Maturity Date shall be paid to the Company upon Company Request; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such money held in trust, shall thereupon cease.

Section 9.04 Statement as to Compliance.

The Company will deliver to the Trustee, within 120 days after the end of each fiscal year ending after the date hereof so long as any Security is Outstanding hereunder, a brief certificate from the principal executive officer or principal financial officer of the Company as to his or her knowledge of the Company’s compliance with all conditions and covenants under this Indenture. For purposes of this Section 9.04, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

Section 9.05 Corporate Existence.

Subject to Article Seven, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and related rights and franchises (charter and statutory) of the Company.

Section 9.06 Reports to Holders.

Within 45 days following the end of each fiscal quarter in which the Securities are outstanding, the Company shall furnish to Holders a statement setting forth the principal amount of the Outstanding Securities at the close of such fiscal quarter.

Section 9.07 Liens.

The Company shall not, and shall cause each Subsidiary not to create, purport to create or suffer to exist any Lien upon the Property.

Section 9.08 Escrow Agreement.

(1) Concurrent with the initial issuance of the Securities, the Company and the Trustee shall enter into the Escrow Agreement and the Company shall deposit an amount equal to the principal amount of the Securities with the Escrow Agent (such amounts deposited with the Escrow Agent less amounts attributable to Securities converted in accordance with Article Ten hereof or redeemed in accordance with Article Eleven hereof, the “Property”). In accordance with the terms and conditions of the Escrow Agreement, the Escrow Agent shall use the Property to pay the principal amount of the Securities on or prior to the Stated Maturity Date in accordance with the terms thereof.

(2) If any Security is converted pursuant to Article Ten, the portion of the Property corresponding to the principal amount of such Security shall be returned to the Company in accordance with the terms of the Escrow Agreement.

(3) The Trustee and each of the Holders acknowledge that a release of the Property in accordance with the provisions of the Escrow Agreement and of this Indenture will not be deemed for any purpose to be an impairment of the Property in contradiction of the terms of this Indenture or the Trust Indenture Act.

Section 9.09 Treatment of Escrow Funds.

The Company shall not, and shall cause each Subsidiary not to treat the Escrow Funds as an asset on the books and records of the Company or any Subsidiary nor account for the Escrow Funds as an asset on the Balance Sheet of the Company or any Subsidiary.

ARTICLE X

CONVERSION

Section 10.01 Conversion of Securities.

(1) Right to Convert.

(a) Subject to the procedures for conversion set forth in this Article Ten, a Holder may convert its Securities prior to the close of business on the final Business Day of each calendar month (each such date, as such date may be delayed in accordance with Section 10.02(3), a “Conversion Date”) into the number of shares of Common Stock equal to the principal amount of such Security being converted multiplied by the Conversion Rate in effect at such time, in a minimum amount of $50,000 per conversion (or such Holder’s entire principal amount of Securities held, if less).

(b) If the Company is a party to an Alternate Reorganization Event, a Holder may surrender Securities for conversion at any time, after the Company gives the notice referred to in the last sentence of this Section 10.01(1)(b), from and after the 15th Trading Day prior to the anticipated effective date of such transaction or event until the Business Day that is immediately prior to the effective date of such transaction. The Company shall notify, in the manner provided for in Sections 1.05 and 1.06, as applicable, each of the Holders and the Trustee of the Alternate Reorganization Event no later than 15 Trading Days prior to the anticipated effective date of the Alternate Reorganization Event.

(2) Conversion Procedures. The following procedures shall apply to conversions of Securities:

(a) In respect of a Definitive Security, a Holder must (A) complete and manually sign the conversion notice on the back of the Security, or a facsimile of such conversion notice; (B) deliver such conversion notice, which is irrevocable, and the Security to the Conversion Agent on or prior to the applicable Conversion Date; (C) if required, furnish appropriate endorsements and transfer documents as may be required by the Conversion Agent and, if required pursuant to Section 10.01(4) below, pay all transfer or similar taxes; and (D) if required pursuant to Section 3.11, pay funds equal to the amount of applicable withholding taxes; and

(b) In respect of a beneficial interest in a Global Security, a Beneficial Owner must comply with the Depositary’s procedures for converting a beneficial interest in a Global Security and, if required pursuant to Section 3.11, pay funds equal to the amount of applicable withholding taxes, and if required, pay all taxes or duties required pursuant to Section 10.01(4) below, if any.

(3) Issuance of Shares. Within 5 Business Days of each Conversion Date, the Company shall issue the number of whole shares of Common Stock issuable upon conversion, with any fractional shares (after aggregating all Securities being converted by a Holder on such date) rounded down to the nearest whole share of Common Stock. No Holder shall have any rights with respect to Common Stock issuable upon conversion of Securities until the Conversion Date with respect to such shares of Common Stock.

(4) Taxes on Conversion. If a Holder converts Securities, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder’s name. The Conversion Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder’s name until the Conversion Agent receives a sum sufficient to pay any tax which shall be due because the shares are to be issued in a name other than the Holder’s name, but the Conversion Agent shall have no duty to determine if any such tax is due. Nothing herein shall preclude any withholding of tax required by law.

(5) Certain Covenants of the Company.

(a) The Company shall, prior to issuance of any Securities hereunder, and from time to time as may be necessary prior to the Stated Maturity Date, reserve out of its authorized but unissued Common Stock or shares of Common Stock held in treasury, sufficient number of shares of Common Stock, free of preemptive rights, to permit the conversion of the Securities.

(b) All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

(c) The Company shall endeavor promptly to comply with all federal and state securities laws regulating the issuance and delivery of shares of Common Stock upon the conversion of Securities, if any.

Section 10.02 Adjustments to Conversion Rate.

The Conversion Rate shall be adjusted from time to time (successively and for each event described) by the Company as follows:

(1) If the Company shall, at any time or from time to time while any of the Securities are outstanding, issue shares of Common Stock as a dividend or distribution on shares of Common Stock, or if the Company effects a share split or share combination in respect of the Common Stock, then the Conversion Rate shall be adjusted based on the following formula:

where

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution, or, if no Record Date, immediately prior to the effective date of such share split or share combination, as applicable;

CR’	=	the new Conversion Rate in effect immediately after the Close of Business on the Record Date for such dividend or distribution, or, if no Record Date, immediately prior to the effective date of such share split or share combination, as applicable;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Close of Business on the Record Date for such dividend or distribution, or, if no Record Date, immediately prior to the effective date of such share split or share combination, as applicable; and

OS’	=	the number of shares of Common Stock outstanding immediately after such dividend or distribution, or, if no Record Date, immediately after the Close of Business on the effective date of such share split or share combination, as applicable.

Such adjustment shall become effective immediately after the Close of Business on the Record Date fixed for such dividend or distribution, or, if no Record Date, immediately prior to the opening of business on the effective date for such share split or share combination. If any dividend or distribution of the type described in this Section 10.02(1) is declared but not so paid or made, or the outstanding shares of Common Stock are not split or combined, as the case may be, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, or split or combine the outstanding shares of Common Stock, as the case may be, to the Conversion Rate that would then be in effect if such dividend, distribution, share split or share combination had not been declared.

The Company shall not pay any dividend or make any distribution on shares of Common Stock held in treasury by the Company.

(2) Except as otherwise provided for by Section 10.02(3) below, if the Company shall, at any time or from time to time while any of the Securities are outstanding, distribute to all or substantially all holders of its outstanding shares of Common Stock any options, rights or warrants entitling them for a period of not more than 45 calendar days from the Record Date of such distribution to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price of the Common Stock on the Trading Day immediately preceding the Record Date of such distribution, the Conversion Rate shall be adjusted based on the following formula:

where

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such distribution;

CR’	=	the new Conversion Rate in effect immediately after the Close of Business on the Record Date for such distribution;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Close of Business on the Record Date for such distribution;

X	=	the total number of shares of Common Stock issuable pursuant to such options, rights or warrants; and

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such options, rights or warrants divided by the average Closing Price of the Common Stock over the 10 consecutive Trading Day period ending on the Record Date.

Such adjustment shall be successively made whenever any such options, rights or warrants are distributed and shall become effective immediately after the Close of Business on the record date for such distribution. To the extent that shares of Common Stock are not delivered pursuant to any such options, rights or warrants that are non-transferable upon the expiration or termination of such options, rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the distribution of such options, rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered.

In determining the aggregate price payable to exercise such options, rights or warrants, there shall be taken into account any amount payable on exercise thereof, with the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors.

(3) If the Company, at any time or from time to time while any of the Securities are outstanding, shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock shares of any class of Capital Stock of the Company (other than Common Stock as covered by Section 10.02(1)), evidences of its indebtedness, assets, property or rights or warrants to acquire Capital Stock or other securities, but excluding (i) dividends or distributions as to which an adjustment under Section 10.02(1), Section 10.02(2) or Section 10.02(4) hereof shall apply and (ii) Spin-Offs to which the provision set forth below in this Section 10.02(3) shall apply (any of such shares of Capital Stock, indebtedness, assets, property or rights or warrants to acquire Common Stock or other securities, hereinafter in this Section 10.02(3) called the “Distributed Property”), then, in each such case the Conversion Rate shall be adjusted based on the following formula:

where

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such distribution;

CR’	=	the new Conversion Rate in effect immediately after the Close of Business on the Record Date for such distribution;

SP0	=	the average Closing Price of the Common Stock over the 10 consecutive Trading Day period ending on the Record Date for such distribution; and

FMV	=	the fair market value (as determined in good faith by the Board of Directors) of the portion of Distributed Property with respect to each outstanding share of Common Stock on the Record Date for such distribution.

Such adjustment shall become effective immediately after the Close of Business on the Record Date for such distribution; provided that if “FMV” as set forth above is equal to or greater than SP0 as set forth above, then in lieu of the foregoing adjustment, the Company shall distribute to each holder of Securities on the date such Distributed Property is distributed to holders of Common Stock, but without requiring such holder to convert its Securities, the amount of Distributed Property such holder would have received had such holder owned a number of shares of Common Stock equal to the product of (a) the Conversion Rate on the Record Date fixed for determination for shareholders entitled to receive such distribution and (b) the principal amount of such capitalized Security. If the Board of Directors determines “FMV” for purposes of this Section 10.02(3) by reference to the actual or when issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the average Closing Price of the Common Stock for purposes of calculating SP0 in the formula in this Section 10.02(3).

With respect to an adjustment pursuant to this Section 10.02(3) where there has been a payment of a dividend or other distribution on the Common Stock consisting of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Company (a “Spin-Off”), the Conversion Rate in effect immediately before the Close of Business on the 10th Trading Day immediately following, and including, the effective date of the Spin-Off shall be increased based on the following formula:

where

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the 10th Trading Day immediately following the effective date of the Spin-Off;

CR’	=	the new Conversion Rate in effect immediately after the Close of Business on the 10th Trading Day immediately following the effective date of the Spin-Off;

FMV	=	the average of the Closing Prices of the Capital Stock or similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock over the 10 consecutive Trading Day period immediately following, and including, the effective date of the Spin-Off; and

MP0	=	the average Closing Price of the Common Stock over the 10 consecutive Trading Day period calculated immediately following, and including, the effective date of the Spin-Off.

Such adjustment shall occur on the 10th Trading Day from, and including, the effective date of the Spin-Off. In the event that a Conversion Date occurs within the 10 Trading Days from, and including, the effective date of the Spin-Off, such Conversion Date shall be delayed until the conclusion of such 10 Trading Day period without further action by the Company.

For purposes of this Section 10.02(3), Section 10.02(1) and Section 10.02(2) hereof, any dividend or distribution to which this Section 10.02(3) is applicable that also includes shares of Common Stock to which Section 10.02(1) hereof applies, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 10.02(1) or 10.02(2) hereof applies (or both), shall be deemed instead to be (i) a dividend or distribution of the evidences of indebtedness, assets or shares of Capital Stock other than such shares of Common Stock or rights or warrants to which Section 10.02(1) or 10.02(2) hereof applies (and any Conversion Rate adjustment required by this Section 10.02(3) with respect to such dividend or distribution shall then be made) immediately followed by (ii) a dividend or distribution of such shares of Common Stock or such options, rights or warrants to which Section 10.02(1) or 10.02(2) hereof applies (and any further Conversion Rate adjustment required by Section 10.02(1) and 10.02(2) hereof with respect to such dividend or distribution shall then be made), except (A) the Close of Business on the Record Date of such dividend or distribution shall be substituted for “the Close of Business on the Record Date,” “the Close of Business on the Record Date or the effective date,” “after the Close of Business on the Record Date for such dividend or distribution or the effective date of such share split or share combination” and “the Close of Business on the Record Date for such distribution” within the meaning of Section 10.02(1) and Section 10.02(2) hereof and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed “outstanding immediately prior to the Close of Business on the Record Date or the Close of Business on the effective date” within the meaning of Section 10.02(1) hereof.

(4) In case the Company shall pay dividends or make distributions consisting exclusively of cash to all or substantially all holders of its Common Stock, the Conversion Rate shall be adjusted based on the following formula:

Where

CR0	=	the Conversion Rate in effect immediately prior to the Record Date for such distribution;

CR’	=	the new Conversion Rate in effect immediately after the Record Date for such distribution;

SP0	=	the Closing Price of Common Stock on the Trading Day immediately preceding the Record Date for such distribution; and

C	=	the amount in cash per share distributed to holders of Common Stock in such distribution.

Such adjustment shall become effective immediately prior to the opening of business on the Record Date for such dividend or distribution; provided that if the portion of the cash so distributed applicable to one share of the Common Stock is equal to or greater than SP0 as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Securities shall receive on the date on which such cash dividend is distributed to holders of Common Stock, the amount of cash such holder would have received had such holder owned a number of shares equal to the product of (a) Conversion Rate on the Record Date for such distribution and (b) the principal of such Security, without being required to convert the Securities. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

For the avoidance of doubt, for purposes of this subsection (4), in the event of any reclassification of the Common Stock, as a result of which the Securities become convertible into more than one class of Common Stock, if an adjustment to the Conversion Rate is required pursuant to this subsection (4), references in this Section 10.02 to one share of Common Stock or Closing Price of one share of Common Stock shall be deemed to refer to a unit or to the price of a unit consisting of the number of shares of each class of Common Stock into which the Securities are then convertible equal to the numbers of shares of such class issued in respect of one share of Common Stock in such reclassification. The above provisions of this paragraph shall similarly apply to successive reclassifications.

(5) If the Company makes a payment of cash or other consideration in respect of a tender offer or exchange offer for all or any portion of the Common Stock, where such cash and the value of any such other consideration included in the payment per share of Common Stock validly tendered or exchanged exceeds the Closing Price of the Common Stock on the Trading Day next succeeding the last date (the “Expiration Date”) on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended), the Conversion Rate shall be increased based on the following formula:

Where

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the Expiration Date;

CR’	=	the new Conversion Rate in effect immediately after the Close of Business on the Expiration Date;

AC	=	the aggregate value of all cash and any other consideration (as determined in good faith by the Board of Directors) paid for shares purchased in such tender or exchange offer;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires;

OS’	=	the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to such tender offer or exchange offer); and

SP’	=	the average Closing Price of Common Stock over the ten consecutive Trading Days ending on the Trading Day next succeeding the Expiration Date.

Such adjustment will be determined at the Close of Business on the tenth Trading Day immediately following, but excluding, the Expiration Date but will be given effect at the Open of Business on the Trading Day next succeeding the Expiration Date. If the Trading Day next succeeding the Offer Expiration Date is less than 10 Trading Days prior to, and including, the end of the Conversion Period in respect of any conversion, references within this clause (5) to 10 Trading Days shall be deemed to be replaced, solely in respect of that conversion, with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the Expiration Date to, and including, the last Trading Day of such Conversion Period. In respect of any conversion during the 10 Trading Days commencing on the Trading Day next succeeding the Offer Expiration Date, references within this clause (5) to 10 Trading Days shall be deemed to be replaced, solely in respect of that conversion, with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the Expiration Date to, but excluding, the relevant Conversion Date. No adjustment pursuant to the above formula will result in a decrease of the Conversion Rate.

If the Company or Subsidiary is obligated to purchase shares of Common Stock pursuant to any such tender or exchange offer, but the Company or Subsidiary is permanently prevented by applicable law from effecting any such purchases or all or any portion of such purchases are rescinded, then the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had only been made in respect of the purchases that were effected.

(6) If this Section 10.02 applies to any event or occurrence that is not also a Reorganization Event, Section 10.03 shall not apply in respect of such event or occurrence.

Section 10.03 Effect of Reclassification, Consolidation, Merger or Sale.

(1) If any of the following events occur (any such event or transaction satisfying both subclauses (a) and (b) of this Section 10.03(1), a “Reorganization Event”): (a) (i) any recapitalization, reclassification or change of Common Stock (other than a subdivision or combination) as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, or other property or assets (or any combination thereof), (ii) any statutory share exchange, consolidation or merger involving the Company pursuant to which the Common Stock will be converted into cash, securities or other property (or any combination thereof), or (iii) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person as a result of which the Common Stock will be converted into cash, securities or other property (or any combination thereof) and (b) the equity securities of the surviving entity are registered with the U.S. Securities and Exchange Commission under the Exchange Act, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that at the effective time of the Reorganization Event each Security shall be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock equal to the Conversion Rate immediately prior to such Reorganization Event would have owned or been entitled to receive upon such Reorganization Event (the “Reference Property”). For purposes of the foregoing, the type and amount of consideration that a holder of Common Stock would have been entitled to receive in the case of any such Reorganization Event that causes the Common Stock to be converted into the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election) shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock that affirmatively make such an election. Such supplemental indenture shall provide for provisions and adjustments which shall be as nearly equivalent as may be practicable to the provisions and adjustments provided for in this Article Ten, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to such other Person if different from the original issuer of the Securities. If, in the case of any Reorganization Event, the cash, securities or other property receivable thereupon by a holder of Common Stock includes cash, securities or other property of a Person other than the successor or purchasing Person, as the case may be, in such Reorganization Event, then such supplemental indenture shall also be executed by such successor or purchasing Person, as the case may be, and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

(2) Following the effective time of any such Reorganization Event, settlement of Securities converted shall be in cash and units of Reference Property determined in accordance with Section 10.03(1) above based on the Conversion Rate and Current Market Price of such Reference Property. For the purposes of determining such Conversion Rate and Current Market Price, if the Reference Property includes securities for which the price cannot be determined in a manner contemplated by the definition of Current Market Price or other property, then the value of such property shall be the fair market value of such property as determined by the Board of Directors in good faith, and if the Reference Property includes cash, then the value of such cash shall be the amount thereof.

(3) The Company shall cause notice of the execution of any supplemental indenture required by this Section 10.03 to be mailed to each Holder of Securities, at its address appearing on the Securities Register provided for in Section 3.05 of this Indenture, within 20 calendar days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

(4) The above provisions of this Section 10.03 shall similarly apply to successive Reorganization Events.

(5) If this Section 10.03 applies to any event or occurrence, Section 10.02 shall not apply in respect of such event or occurrence.

(6) None of the foregoing provisions shall affect the right of a Holder of Securities to convert the Securities into cash and shares of Common Stock, if applicable, as set forth in Section 10.01 prior to the effective time of such Reorganization Event.

(7) Notwithstanding the foregoing, if any of the following events occur (any such event or transaction satisfying both subclauses (a) and (b) of this Section 10.03(7), an “Alternate Reorganization Event”): (a) (i) any recapitalization, reclassification or change of Common Stock (other than a subdivision or combination) as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, or other property or assets (or any combination thereof), (ii) any statutory share exchange, consolidation or merger involving the Company pursuant to which the Common Stock will be converted into cash, securities or other property (or any combination thereof), or (iii) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person as a result of which the Common Stock will be converted into cash, securities or other property (or any combination thereof) and (b) the equity securities of the surviving entity are not registered with the U.S. Securities and Exchange Commission under the Exchange Act, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that at the effective time of such event the conversion features in Article Ten shall be eliminated and the principal of any Outstanding Securities shall be due on the Stated Maturity Date.

Section 10.04 Responsibility of Trustee.

The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to the Company or any Holder of Securities to determine the Conversion Rate, or whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any cash or shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article Ten. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine whether a supplemental indenture needs to be entered into pursuant to Section 8.03 or the correctness of any provisions contained in any supplemental indenture relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Securities after any Reorganization Event or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 5.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be fully protected in relying upon, the Officers’ Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

Section 10.05 Notice to Holders Prior to Certain Actions.

In case:

(1) the Company shall declare a dividend (or any other distribution) on the Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 10.02;

(2) the Company shall authorize the granting to the holders of all or substantially all of the Common Stock of rights or warrants to subscribe for or purchase any shares of Common Stock; or

(3) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger or similar transaction to which the Company or any Significant Subsidiary is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company or any Significant Subsidiary; or

(4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company,

then the Company shall cause to be filed with the Trustee and to be mailed to each Holder of Securities at his address appearing on the Securities Register provided for in Section 3.05 of this Indenture, as promptly as possible but in any event at least 20 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

Section 10.06 Stockholder Rights Plan.

To the extent that the Company has a rights plan in effect upon conversion of the Securities into Common Stock, Holders that convert their Securities will receive, in addition to the Common Stock, the rights under the rights plan, unless prior to any conversion, the rights have separated from the Common Stock, in which case, and only in such case, the Conversion Rate will be adjusted at the time of separation as if the Company distributed to all holders of Common Stock shares of Capital Stock, evidences of indebtedness or assets as described in Section 10.02(3) above, subject to readjustment in the event of the expiration, termination or redemption of such rights. In lieu of any such adjustment, the Company may amend such applicable stockholder rights agreement to provide that upon conversion of the Securities the Holders will receive, in addition to the Common Stock issuable upon such conversion, the rights which would have attached to such Common Stock if the rights had not become separated from the Common Stock under such applicable stockholder rights agreement.

ARTICLE XI

REDEMPTION

Section 11.01 Redemptions.

(1) Notwithstanding any provision to the contrary contained herein, each Holder shall be entitled to redeem for cash, in full or in part, in increments of $50,000, or the full amount of such Security, if less, the principal amount of such Holder’s Security by delivering written notice to the Redemption Agent in accordance with the terms of this Article 11.

(2) Redemption Procedures. The following procedures shall apply to redemption of Securities:

(a) In respect of a Definitive Security, a Holder must (A) complete and manually sign the redemption notice on the back of the Security, or a facsimile of such redemption notice; (B) deliver such redemption notice, which is irrevocable, and the Security to the Redemption Agent; (C) if required, furnish appropriate endorsements and transfer documents as may be required by the Redemption Agent and, if required pursuant to this Section 11.01, pay all transfer or similar taxes; and (D) if required pursuant to Section 3.11, pay funds equal to the amount of applicable withholding taxes; and

(b) In respect of a beneficial interest in a Global Security, a Beneficial Owner must comply with the Depositary’s procedures for redeeming a beneficial interest in a Global Security and, if required pursuant to Section 3.11, pay funds equal to the amount of applicable withholding taxes, and if required, pay all taxes or duties required pursuant to Section 11.01(4) below, if any.

(3) Cash Payment. Within 5 Business Days of each Redemption Date, the Redemption Agent shall pay to such redeeming Holder, in cash, the principal amount of the Security being delivered by such Holder for redemption, in full satisfaction of its obligations to such Holder hereunder and under such redeemed Security. In the case of any redemption in part, the Company shall execute and the Trustee shall, subject to Section 3.06 hereof, execute, authenticate and deliver, in lieu of such delivered Security, a new Security equal in an aggregate principal amount to the unredeemed portion of the Security so surrendered.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the day and year first above written.

TARGACEPT, INC.

By:	/s/ Mauri K. Hodges
Name: Mauri K. Hodges
Title: VP Finance & Administration & Chief Financial Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, Trustee

By:	/s/ Paul Kim
Name: Paul Kim
Title: Assistant General Counsel

EXHIBIT A

FORM OF GLOBAL SECURITY

TARGACEPT, INC.

{FORM OF FACE OF GLOBAL SECURITY}

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO TARGACEPT, INC. (THE “COMPANY”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

Exh - A

TARGACEPT, INC.

Redeemable Convertible Notes due 2018

No.:	CUSIP:

Issue Date:	Principal Amount:

TARGACEPT, INC., a Delaware corporation, promises to pay to                  or its registered assigns, the principal amount as set forth on Schedule I hereto, on February 19, 2018, subject to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Beneficial interests in this Security are convertible as specified on the other side of this Security.

Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

IN WITNESS WHEREOF, Targacept, Inc. has caused this Security to be fully executed.

TARGACEPT, INC.

By:
Name:
Title:

Dated:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, Trustee

By:
Authorized Officer

Exh - A

{FORM OF REVERSE SIDE OF GLOBAL SECURITY}

TARGACEPT, INC.

Redeemable Convertible Note due 2018

Section 1. Indenture.

This Security is one of a duly authorized issue of debt securities of Targacept, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture (as defined below), being herein called the “Company”) designated as its “Redeemable Convertible Notes due 2018” (herein called the “Securities”), issued under an indenture dated as of August 19, 2015 (as amended or supplemented from time to time, the “Indenture”), by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee (the “Trustee,” which term includes any successor Trustee under the Indenture). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the Indenture sets forth the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and each Holder of Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The summary of the terms of this Security contained herein does not purport to be complete and is qualified by reference to the Indenture, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of the Securities’ terms. Capitalized terms used in this Security that are not defined herein shall have the same meanings assigned to them in the Indenture.

The Securities are general unsecured obligations of the Company limited to up to $37 million aggregate principal amount. The Indenture does not limit other indebtedness of the Company, secured or unsecured.

Section 2. Principal; No Interest.

The Company promises to pay on February 19, 2018 (the “Stated Maturity Date”) the principal amount set forth on Schedule I of this Security to the registered Holder of this Security in the Security Register. This Security will not bear interest.

Section 3. Method of Payment.

The Company, through the Paying Agent, shall pay the principal amount (less any amount earlier converted or redeemed) on the Stated Maturity Date to the Person who is the registered Holder of this Security in the Security Register. The Company shall pay all payments of principal in money of the United States that at the time of payment is legal tender for payment of public and private debts.

Section 4. Escrow Agent, Conversion Agent, Redemption Agent, Security Registrar, and Securities Custodian.

Initially, the Trustee shall act as Paying Agent, Conversion Agent, Redemption Agent, Security Registrar and Securities Custodian. The Company may appoint and change any Paying Agent, Conversion Agent, Redemption Agent, Security Registrar or Securities Custodian without notice, other than notice to the Trustee.

Exh - A

Section 5. Conversion.

Subject to the provisions of Article Ten of the Indenture, a Holder of a Security may convert such Security prior to the close of business on the final Business Day of each calendar month (each such date, as such date may be delayed in accordance with Section 10.02(3) of the Indenture, a “Conversion Date”) into the number of shares of Common Stock equal to the principal amount of such Security multiplied by the Conversion Rate in effect at such time (in a minimum amount of $50,000 per conversion, or such Holder’s entire principal amount of Securities held, if less), rounded down to the nearest whole share of Common Stock. No fractional shares shall be issued upon conversion.

To convert a beneficial interest in this Security, a Beneficial Owner must complete and deliver to the Depositary appropriate instructions pursuant to the Depositary’s procedures for converting a beneficial interest in a Global Security and, if required pursuant to Section 3.11 of the Indenture, pay funds equal to the amount of applicable withholding taxes, and if required, pay all taxes or duties required pursuant to Section 10.01(4) of the Indenture, if any.

Section 6. Redemption.

Subject to the provisions of Article Eleven of the Indenture, a Holder of a Security may redeem all or part of a Security prior to the close of business on a Business Day (at least 5 Business Days prior to the Stated Redemption Date) (each such date, a “Redemption Date”) for cash payment equal to the principal amount of such Security being delivered for redemption at such time.

To redeem a beneficial interest in this Security, a Beneficial Owner must complete and deliver to the Depositary appropriate instructions pursuant to the Depositary’s procedures for converting a beneficial interest in a Global Security and, if required pursuant to Section 3.11 of the Indenture, pay funds equal to the amount of applicable withholding taxes, and if required, pay all taxes or duties required pursuant to Section 11.01 of the Indenture, if any. In the case of any redemption in part, the Company shall execute and the Trustee shall, subject to Section 3.06 of the Indenture, execute, authenticate and deliver, in lieu of such delivered Security, a new Security equal in an aggregate principal amount to the unredeemed portion of the Security so surrendered.

Section 7. Global Security.

So long as this Security is registered in the name of the Depositary, members of, or participants in, the Depositary (“Agent Members”) shall have no rights under the Indenture with respect to this Security held on their behalf by the Depositary, or the Trustee as its custodian, or under this Security, and the Depositary may be treated by the Company, the Trustee or any agent of the Company or Trustee as the absolute owner of this Security for all purposes whatsoever. Notwithstanding the foregoing, nothing contained in the Indenture or this Security shall prevent the Company, the Trustee or any agent of the Company or Trustee from giving effect to any

Exh - A

written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and the Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

The Holder of this Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Securities.

Whenever, as a result of conversion of beneficial interests in this Security or the exchange of a portion of this Security for Definitive Securities, this Security is converted or exchanged in part, this Security shall be surrendered by the Holder hereof to the Trustee who shall cause an adjustment to be made on Schedule I hereof so that the principal amount of this Security shall be equal to the portion not converted or exchanged and shall thereafter return this Security to such Holder.

Section 8. Transfer and Exchange.

The Holder of this Security shall, by acceptance of this Security, agree that the transfers of beneficial interests in this Security may be effected only though a book-entry system maintained by such Holder (or its agent), and that ownership of a beneficial interest shall be required to be reflected in book-entry form.

Transfers of this Security shall be limited to transfers, in whole or in part, to the Depositary (or a nominee thereof). Interests in beneficial owners in this Global Security may be transferred in accordance with the rules and procedures of the Depositary.

This Security shall be exchanged by the Company for one or more Definitive Securities if (i) the Depositary notifies the Company in writing that it is unwilling or unable to continue to act as Depositary for this Security and a successor Depositary for this Security is not appointed by the Company within 90 days of such notice, (ii) the Depositary ceases to be registered as a “clearing agency” under the Exchange Act and a successor depositary for this Security is not appointed by the Company within 90 days of such cessation, (iii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Definitive Securities under this Indenture in exchange for all or any part of the Securities represented by this Security, subject to the procedures of the Depositary, or (iv) an Event of Default has occurred and is continuing and the Security Registrar has received a request from the Depositary for the issuance of Definitive Securities in exchange for this Security. Whenever this Security is exchanged for one or more Definitive Securities, the Company shall execute, and the Trustee, upon receipt of an Officers’ Certificate and Company Order for the authentication and delivery of Securities, shall authenticate and deliver in exchange for this Security, Definitive Securities in an aggregate principal amount equal to the aggregate principal amount of this Security or the portion of this Security exchanged for Definitive Securities. Such Definitive Securities shall be registered in such names as the Depositary shall identify in writing as the beneficial owners of the Securities represented by this Security. Interests in this Global Security may not be exchanged for Definitive Securities other than as provided in this paragraph. Whenever this Security is exchanged in whole for one or more Definitive Securities, it shall be surrendered to the Trustee for cancellation.

Exh - A

Section 9. Denominations.

The Securities are in fully registered form, without coupons, in denominations of $1.00 of principal amount and any multiple thereof.

Section 10. Unclaimed Money or Securities.

Any money deposited with the Trustee or any Paying Agent for the payment of principal not converted in accordance with Article Ten of the Indenture and remains unclaimed for six months after the Stated Maturity Date shall be paid to the Company upon Company Request, subject to any applicable unclaimed property law. After any such payments, Holders entitled to such money must look only to the Company for payment unless an applicable abandoned property law designates another person.

Section 11. Amendment; Waiver.

Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Securities (i) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company under the Indenture and contained in the Securities, (ii) to add additional covenants or to surrender rights and powers conferred on the Company, (iii) to add any additional evidences of default, (iv) to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee or (v) to cure any ambiguity in the Indenture, to correct or supplement any provision of the Indenture which may be inconsistent with any other provision therein, or to make other provisions with respect to matters or questions arising under the Indenture, provided that such actions shall not adversely affect the interests of the Holders in any material respect.

Section 12. Defaults and Remedies.

Except as set forth in the Indenture, if an Event of Default occurs and is continuing, the Trustee or the Holders of not less than 51% in principal amount of Securities then outstanding may declare all the Securities to be due and payable in the manner, at the time and with the effect provided in the Indenture. Certain events of bankruptcy or insolvency are Events of Default and shall result in the Securities being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity or security reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. Subject to certain provisions set forth in the Indenture, Holders of a majority in an aggregate principal

Exh - A

amount of the Securities at the time outstanding, by written notice to the Company and the Trustee, may rescind any declaration of acceleration due to an Event of Default, and the applicable Event of Default shall be deemed to have been cured for every purpose of the Indenture.

Section 13. Individual Rights of Trustee and Other Agents.

Subject to certain limitations imposed by the Trust Indenture Act, the Trustee or any Paying Agent, Conversion Agent, Redemption Agent, Security Registrar, Securities Custodian or Authenticating Agent, in its individual or other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Escrow Agent, Conversion Agent, Redemption Agent, Security Registrar, Securities Custodian or Authenticating Agent.

Section 14. No Recourse Against Others.

A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

Section 15. Authentication.

This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee’s Certificate of Authentication on the other side of this Security.

Section 16. Governing Law.

THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY.

Exh - A

ASSIGNMENT FORM	CONVERSION NOTICE

To assign this Security, fill in the form below	To convert this Security into Common Stock of the Company, check the box ☐

I or we assign and transfer this Security to	To convert only part of this Security, state the principal amount to be converted:

(Insert assignee’s soc. sec. or tax ID no.)	If you want the stock certificate made out in another person’s name fill in the form below:

(Print or type assignee’s name, address and zip code)
and irrevocably appoint as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

(Insert the other person’s soc. sec. tax ID no.)

(Print or type other person’s name, address and zip code)

Date:	Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed

Participant in a Recognized Signature Guarantee Medallion Program

By:
Authorized Signatory

Exh - A

REDEMPTION NOTICE

To redeem this Security into Common Stock of the Company, check the box ☐

To redeem only part of this Security, state the principal amount to be redeemed:

(Insert the other person’s soc. sec. tax ID no.)

(Print or type other person’s name, address and zip code)

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Exh - A

SCHEDULE I

TARGACEPT, INC.

Redeemable Convertible Notes due 2018

Date	Principal Amount	Notation

Exh - A

EXHIBIT B

FORM OF DEFINITIVE SECURITY

TARGACEPT, INC.

Redeemable Convertible Notes due 2018

No.:	CUSIP:

Issue Date:	Principal Amount:

TARGACEPT, INC., a Delaware corporation, promises to pay to                  or its, his or her registered assigns, the principal amount of $            , on February 19, 2018, subject to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. This Security is convertible as specified on the other side of this Security.

Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

IN WITNESS WHEREOF, Targacept, Inc. has caused this Security to be fully executed.

Dated:

TARGACEPT, INC.

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, Trustee

By:
Authorized Officer

Exh - B

{FORM OF REVERSE SIDE OF DEFINITIVE SECURITY}

TARGACEPT, INC.

Redeemable Convertible Note due 2018

Section 1. Indenture.

This Security is one of a duly authorized issue of debt securities of Targacept, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture (as defined below), being herein called the “Company”) designated as its “Redeemable Convertible Notes due 2018” (herein called the “Securities”), issued under an indenture dated as of , 2015 (as amended or supplemented from time to time, the “Indenture”), by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee (the “Trustee,” which term includes any successor Trustee under the Indenture). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the Indenture sets forth the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and each Holder of Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The summary of the terms of this Security contained herein does not purport to be complete and is qualified by reference to the Indenture, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of the Securities’ terms. Capitalized terms used in this Security that are not defined herein shall have the same meanings assigned to them in the Indenture.

The Securities are general unsecured obligations of the Company limited to up to $37 million aggregate principal amount. The Indenture does not limit other indebtedness of the Company, secured or unsecured.

Section 2. Principal; No Interest.

The Company promises to pay on February 19, 2018 (the “Stated Maturity Date”) the principal amount of $ to the registered Holder of this Security in the Security Register. This Security will not bear interest.

Section 3. Method of Payment.

The Company, through the Paying Agent, shall pay the principal amount on the Stated Maturity Date to the Person who is the registered Holder of this Security in the Security Register. The Company shall pay all payments of principal in money of the United States that at the time of payment is legal tender for payment of public and private debts.

Section 4. Escrow Agent, Conversion Agent, Redemption Agent, Security Registrar, and Securities Custodian.

Initially, the Trustee shall act as Paying Agent, Conversion Agent, Redemption Agent, Security Registrar and Securities Custodian. The Company may appoint and change any Paying Agent, Conversion Agent, Redemption Agent, Security Registrar or Securities Custodian without notice, other than notice to the Trustee.

Exh - B

Section 5. Conversion.

Subject to the provisions of Article Ten of the Indenture, a Holder of a Security may convert such Security prior to the close of business on the final Business Day of each calendar month (each such date, as such date may be delayed in accordance with Section 10.02(3) of the Indenture, a “Conversion Date”) into the number of shares of Common Stock equal to the principal amount of such Security multiplied by the Conversion Rate in effect at such time (in a minimum amount of $50,000 per conversion, or such Holder’s entire principal amount of Securities held, if less), rounded down to the nearest whole share of Common Stock. No fractional shares shall be issued upon conversion.

To convert this Security, its Holder must (i) complete and manually sign the conversion notice on the back of the Security, or a facsimile of such conversion notice, (ii) deliver such conversion notice, which is irrevocable, and the Security to the Conversion Agent on or prior to the applicable Conversion Date, (iii) if required, furnish appropriate endorsements and transfer documents as may be required by the Conversion Agent and, if required pursuant to Section 10.01(4) of the Indenture, pay all transfer or similar taxes and (iv) if required pursuant to Section 3.11 of the Indenture, pay funds equal to the amount of applicable withholding taxes.

Section 6. Redemption.

Subject to the provisions of Article Eleven of the Indenture, a Holder of a Security may redeem such Security prior to the close of business on a Business Day (each such date, a “Redemption Date”) for cash payment equal to the entire outstanding principal amount of such Outstanding Security at such time.

To redeem this Security, its Holder must (i) complete and manually sign the redemption notice on the back of the Security, or a facsimile of such redemption notice, (ii) deliver such redemption notice, which is irrevocable, and the Security to the Redemption Agent on the Redemption Date and (iii) if required pursuant to Section 3.11 of the Indenture, pay funds equal to the amount of applicable withholding taxes.

Section 7. Persons Deemed Owners.

The registered Holder of this Security in the Security Register may be treated as the owner of this Security for all purposes.

Section 8. Transfer and Exchange.

A Holder may transfer and exchange Securities in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

Exh - B

Section 9. Denominations.

The Securities are in fully registered form, without coupons, in denominations of $1.00 of principal amount and any multiple thereof.

Section 10. Unclaimed Money or Securities.

Any money deposited with the Trustee or any Paying Agent for the payment of principal not converted in accordance with Article Ten of the Indenture and remains unclaimed for six months after the Stated Maturity Date shall be paid to the Company upon Company Request, subject to any applicable unclaimed property law. After any such payments, Holders entitled to such money must look only to the Company for payment unless an applicable abandoned property law designates another person.

Section 11. Amendment; Waiver.

Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Securities (i) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company under the Indenture and contained in the Securities, (ii) to add additional covenants or to surrender rights and powers conferred on the Company, (iii) to add any additional evidences of default, (iv) to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee or (v) to cure any ambiguity in the Indenture, to correct or supplement any provision of the Indenture which may be inconsistent with any other provision therein, or to make other provisions with respect to matters or questions arising under the Indenture, provided that such actions shall not adversely affect the interests of the Holders in any material respect.

Section 12. Defaults and Remedies.

Except as set forth in the Indenture, if an Event of Default occurs and is continuing, the Trustee or the Holders of not less than 51% in principal amount of Securities then outstanding may declare all the Securities to be due and payable in the manner, at the time and with the effect provided in the Indenture. Certain events of bankruptcy or insolvency are Events of Default and shall result in the Securities being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity or security reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. Subject to certain provisions set forth in the Indenture, Holders of a majority in an aggregate principal amount of the Securities at the time outstanding, by written notice to the Company and the Trustee, may rescind any declaration of acceleration due to an Event of Default, and the applicable Event of Default shall be deemed to have been cured for every purpose of the Indenture.

Exh - B

Section 13. Individual Rights of Trustee and Other Agents.

Subject to certain limitations imposed by the Trust Indenture Act, the Trustee or any Paying Agent, Conversion Agent, Security Registrar, Securities Custodian or Authenticating Agent, in its individual or other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Paying Agent, Conversion Agent, Security Registrar, Securities Custodian or Authenticating Agent.

Section 14. No Recourse Against Others.

A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

Section 15. Authentication.

This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee’s Certificate of Authentication on the other side of this Security.

Section 16. Governing Law.

THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY.

Exh - B

ASSIGNMENT FORM	CONVERSION NOTICE

To assign this Security, fill in the form below	To convert this Security into Common Stock of the Company, check the box ☐

I or we assign and transfer this Security to	To convert only part of this Security, state the principal amount to be converted:

(Insert assignee’s soc. sec. or tax ID no.)	If you want the stock certificate made out in another person’s name fill in the form below:

(Print or type assignee’s name, address and zip code)

and irrevocably appoint as agent to transfer this	(Insert the other person’s soc. sec. tax ID no.)
Security on the books of the Company. The agent may
substitute another to act for him.

(Print or type other person’s name, address and zip code)

Date:	Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed

Participant in a Recognized Signature Guarantee Medallion Program

By:
Authorized Signatory

Exh - B

REDEMPTION NOTICE

To redeem this Security into Common Stock of the Company, check the box ☐

To redeem only part of this Security, state the principal amount to be redeemed:

(Insert the other person’s soc. sec. tax ID no.)

(Print or type other person’s name, address and zip code)

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Exh - B

EXHIBIT C

ESCROW AGREEMENT

Exh - C